Property, Plant and Equipment, Net (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Property, Plant and Equipment, Net [Abstract]
Disposed depreciated equipment			$ 200,000
Recorded an impairment	$ 4,300,000	$ 2,300,000	700,000
Plant construction expenditure description	As of December 31, 2021 and 2020, the Company’s properties with an aggregate carrying value of approximately $0.2 million (RMB 1.1 million) and $1.2 million (RMB 8.6 million) have been used as collateral for the Company’s short-term loans (see Note 15).
Depreciation expense	$ 838,583	$ 835,054	$ 802,996